Strictly Private and Confidential September 2014 Citi Global Industrials Conference Exhibit 99.1

Recent Highlights
Solid Second-Quarter 2014 Financial Results
(1)
– Sales of $2.0 billion ($1.8 billion ex. discontinued operations, up 11% vs. Q2 2013)
– Adjusted EBITDA of $193 million; highest quarterly Adjusted EBITDA in Visteon’s history
(2)
$175 million excluding discontinued operations
– Adjusted net income of $81 million; Adjusted EPS of $1.71
– Adjusted free cash flow of ($18) million; includes an outflow of ~$90 million related to calendar-driven payment delays which positively impacted the first quarter. YTD adjusted free cash flow is $46 million
Strong Balance Sheet at June 30, 2014
– Cash of $1.4 billion (up $417 million Y/Y)
– Debt of $960 million ($161 million higher Y/Y); Debt / LTM EBITDA of 1.5x
Please see appendix for important disclosures regarding “Forward
Looking Information“ and “Use of Non-GAAP Financial Information”
(1) Includes amounts associated with discontinued operations, unless otherwise noted.
(2) Based on Adjusted EBITDA, excluding equity income and non-controlling interests.
Creating Value for Shareholders 2014 Guidance
Closed acquisition of JCI Electronics on July 1
Reached agreement to sell majority of Interiors
business
Closed acquisition of Thermal & Emissions
division of Cooper Standard
Agreed to purchase group annuity contract
transferring ~one-third of U.S. pension liability
Preliminary 2015 and 2017 Guidance
2015: Sales of $8.6B and Adj. EBITDA of $800M,
up 13% and 16% Y/Y, respectively
2017: Sales of ~$10B and Adj. EBITDA of ~$1B
2014 midpoint sales of $7.6B
2014 midpoint Adjusted EBITDA of $715M
including disc. ops. and $690M ex. disc. ops.

Visteon Regional Sales Well-Positioned with Global Vehicle Production

Second-Quarter 2014 Sales Breakdown
21.9 Million Units
Asia
Europe
N. America
S. America
Source:  IHS Automotive.
14%
U.S.
Q2 2014 Global Production Visteon Q2 2014 Sales by Region
Asia
Europe
N. America
S. America
6%
U.S.
5%
U.S.
(1) Adjusted to include full quarter of JCI Electronics sales.
(1)
$1.8 Billion
(Reported)
$2.1 Billion
(Including JCI)
4%
20%
24%
52%
Global Industry Production
3% 3%
19%
20%
27%
30%
51%
47%
Visteon Sales Visteon Sales

Visteon completed the acquisition of the electronics business of Johnson Controls
(JCI) on July 1
– Business acquired provides automakers with advanced driver information, infotainment, connectivity and body electronics products
– Adds approximately 5,000 new employees across 20 countries, including 1,400 engineers, electronics specialists and designers in Europe, Asia and N America
Creates one of the world's three largest suppliers of vehicle cockpit electronics
– Market-leading, innovative technologies and products
– Diversified regional and customer footprint
– Global scale / cost efficiency to support new complex global programs
– Visteon in top tier of companies accelerating connected car technology
Acquired business earned $1.3 billion in sales and $58 million in EBITDA for year ended September 30, 2013
– Standalone EBITDA margin of 4.5%
– 2014-2017 expected annual growth of ~3%
Update: JCI Electronics Acquisition
Please see important disclosures regarding “Forward Looking
Information“ and “Use of Non-GAAP Financial Information”
Completed the JCI Electronics Transaction on July 1, 2014

The New Visteon
Please see important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Contribute Climate business to
Halla, create HVCC
Increased value of HVCC
ownership
Sell Interiors business
Address Electronics’ strategy
and market position
Monetize YFV, over time….and
at right value
Rightsize corporate functions in
response to actions above
Contributed $800 million toward
share repurchases ($375 million
of additional authorization
remains)
Strengthen balance sheet
– Pension actions
– Debt refinancing
2012 Strategic Plan The New Visteon
Two world-class, high-growth / margin
businesses
Industry-leading technologies and market
positions
Strong balance sheet with net cash position
Committed to driving shareholder value
Visteon is a Dynamic Global Organization Focused on Two Market-Leading Businesses:
Thermal Management and Automotive Cockpit Electronics
World’s #2
automotive
climate company
7% global sales
CAGR from
2013-2017
12%+ Adjusted
EBITDA margins
by 2017
World’s #3 provider
of cockpit electronics
8% annualized
growth in adjusted
sales from 2014-
2017
(2)
– Visteon: 10%
– JCI: 3%
Targeting 10%+
Adjusted EBITDA
margins by 2017
Announced
Ongoing
Integrate JCI Electronics
Finalize sale of majority of
Interiors (1)
Continue to diversify
HVCC customer base
Continue to decentralize
admin functions
2014 Actions
(1) Represents majority of Interiors business, excluding one European legacy plant.
(2) CAGR based on 2014 sales adjusted for full-year of JCI Electronics.
Climate Electronics

Visteon’s Two Businesses

Halla Visteon Climate Control
majority-owned by Visteon and the world’s
second largest global supplier of automotive
thermal energy management solutions.
Visteon Electronics
one of the world’s top three electronics supplier of
connectivity, infotainment, driver information and
controls products to the global auto industry.
2013 Sales
$4.9B
2013 Sales
$3.0B
(1) 2013 sales, pro forma for full year of JCI Electronics ($1.3 billion) and YFVE ($330 million, $66 million which was already included in 2013 reported sales).
(2) Comprises HVCC sales as well as non-Halla climate-related operations owned by Visteon.  Visteon owns 70% of HVCC shares.
Thermal Management Electronics
Korea Exchange
(Ticker: 018880)
NYSE (Ticker: VC)
Electronics
2013 Sales: $7.9B
Visteon Comprises Two Separate Businesses –
Thermal Management (HVCC) and Electronics
(2)
(1)
(1)

Strictly Private and Confidential September 2014 Visteon Electronics

Visteon Electronics Today
#3 provider of cockpit electronics in the world
#2 driver information supplier globally
Balanced Asian, Americas and European footprint
Broad customer profile that includes everything from entry-level vehicles to high-
end German luxury vehicles
Offerings across all major cockpit electronics product lines
Balanced global manufacturing and R&D footprint
Market-leading size and scale of R&D / engineering resources
JCI, YFVE and Base Visteon Electronics Come Together to Create a World-class
Cockpit Electronics Ecosystems Enterprise with More than $3 Billion in Annual Sales

Visteon Today: The #3 Global Electronics Player
Source: IHS Automotive and Visteon estimates.
Post JCI
Please see important disclosures regarding “Forward Looking Information“
Cockpit Electronics Market Share
Visteon is the #3 Provider of Cockpit Electronics in the World
Others
30%
Pioneer 4%
Bosch 4%
Delphi 5%
Panasonic  5%
Alpine
7%
Harman
8%
Visteon
10%
0%
Denso
10%
Conti
17%

Visteon Today: Diversified Sales Footprint
By Product By Region By Customer
Please see important disclosures regarding “Forward Looking Information“
Diverse Product, Regional and Customer Sales Profile
Visteon Electronics 2013 Sales Breakdown (Adjusted to Include JCI)
SA
3%
EU
37%
NA
31%
AP
29%
Instrument
Clusters &
Displays
55%
Audio &
Infotainment
26%
Controls
6%
Vehicle
Electronics
13%
Other
11%
Daimler  3%
VW 3%
JLR 3%
Mercedes  4%
Mazda 4%
GM/SGM  5%
PSA  6%
Honda 7%
BMW
8%
Nissan /
Renault
11%
Ford
35%

Visteon Today: Innovative Technologies / Products
In-Vehicle
Wireless Charging
OpenAir ™
Infotainment
Head Units
Instrument
Clusters
Visteon is Recognized as a Thought and Innovation Leader in the Electronics Space
LightScape ™
Connectivity
Gateway
Rear-Seat
Entertainment Displays
Head-up
Displays
Body Control
Modules
Please see important disclosures regarding “Forward Looking Information“

Visteon Today: Technologies Acquired with JCI
Please see important disclosures regarding “Forward Looking Information“
Visteon Fusion
Advanced
Infotainment System
Digital Light Processing
Windshield Head-Up Display
Fusion is the integration of the traditional driver
information, infotainment and connectivity with a
focus on seamless Human-Machine-Interaction or
HMI.  The concept is to allow multiple domains to
run side by side on a scalable hardware through
multiple operating systems with extended graphics.
This product has an industry first – taking multiple,
independent graphics streams and compositing
them to provide the appropriate level of information
to the driver and passenger.
The advanced infotainment system is in production
with Mazda.  It is also generating interest with other
OEMs.  This product allows drivers to seamlessly
connect their mobile devices to make and receive
calls, send texts, listen to streaming radio, access
social media, and more - all while safely navigating
to their destination. The system can be controlled
using natural language voice recognition,  the 8"
capacitive touch display or a commander knob.
This global platform features scalability and cost
efficiencies for virtually any region or application.
The convergence of consumer electronics and
automotive has exacerbated the issue of driver
distraction.  The DLP powered windshield head-up
display (HUD) improves safety with a powerful,
bright, clear projected image for optimal viewing of
primary information in a complex driving
environment.  This technology, and the HUD
product, is expected to grow from 500,000 units
today to over 10 million units in the next six years.
Value
Fuse Infotainment, Cloud and Driver
Information into a single platform for a higher
integration and a seamless driving experience
Reduce complexity with new system partition
across multiple domains allowing parallel work
streams
Incorporates the value of the connected car -
update, maintain, enhance and control the
system by the cloud ensuring safety / security
Value
Competitive functionality including navigation,
natural language voice recognition, Bluetooth
connectivity, a multimedia suite and more
Ability to provide software and map updates
through the dealer or customer accessible
website
Global platform – used in every region of the
world where they sell Mazda vehicles
Value
Brighter and clearer images when compared to
traditional, TFT, displays
Integration within the instrument panel and with
the instrument cluster
Increased field of view to allow for larger
images and more content to be displayed

Please see important disclosures regarding “Forward Looking Information“
Technology That Has Driven Growth in the Computer and Handheld Device Industries
is Creating a Significant Revenue Opportunity in the Automotive Market
The Automobile
The Mobile Phone
The Tablet
3
The Computer
1
2
4
The Consumer Electronics market
continues to change, with new and
innovative technologies coming to market
rapidly
The automotive market is leveraging these
technologies as well as identifying new
opportunities
– Significant revenue potential for well-
positioned market players
Automobile becoming the “largest mobile
device a consumer will ever purchase”
Connectivity in the automobile is the
largest opportunity for automotive
electronics suppliers
The Future: New Technologies Will Drive Growth

user experience insight

automotive intellect

innovation portfolio

superior global reach

The Future: Visteon Electronics Poised to Capitalize
Please see important disclosures regarding “Forward Looking Information“
World’s #3 provider of cockpit electronics
Diversified regional and customer profile
Offerings across all major cockpit electronics products
Balanced global manufacturing and R&D footprint
Market-leading size and scale of R&D resources
Visteon is Positioned to Be an Essential Partner
to Automakers in the New Era of the Connected Vehicle
Visteon Electronics Sales
(1)
Visteon Electronics Advantage
(1) Represents reported sales in 2013 and estimated reported sales in 2014 and 2017.
2014 sales of $2.4 billion include half a year of JCI Electronics sales.
$1.5
$2.4
$3.8
2013 2014E 2017E

Strictly Private and Confidential September 2014 Halla-Visteon Climate Control (HVCC) Strictly Private and Confidential

Halla-Visteon Climate Control (HVCC)
Please see important disclosures regarding “Forward Looking Information“
HVCC is the #2 Automotive Climate Company in the World
#2 global auto climate company
One of only two “full-line” suppliers
Facilities in 20 countries
–
35 manufacturing facilities
–
4 global technical centers
New / expanded facilities in China,
Russia and Brazil
In Q1 2013, Visteon
contributed the majority of its
Climate business to Halla
Climate Control Corporation
for cash
– $410 million gross
proceeds to Visteon
– Created Halla Visteon
Climate Control Corp.
Climate

Page 17 Page 17
Proven Record of Transaction Integration / Success
HVCC has completed several key acquisitions and integrations in recent years
From 2006-2012, acquired or increased ownership in 11 operations
The HVCC transaction, completed in February 2013, added 10 more operations and significantly bolstered HVCC’s overall market position to #2 in the world
• Contributed $1.5 billion in 2013 revenue and 6,100 manufacturing employees
Halla Sales Progression ($B)
Halla Stock Price Performance
HVCC Has Successfully Integrated 21 Operations Since 2006
$1.4
$2.0
$2.0
$1.8
$2.5
$2.9
$3.2
$4.7
2013 2012 2011 2010 2008 2009 2007 2006 2013 2012 2011 2010 2008 2009 2007 2006 2005 2014
0
10,000
20,000
30,000
40,000
50,000
60,000

150%
140%
130%
120%
110%
100%
90%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
HVCC
S&P 500

Solid Performance in 2014
2
nd
Quarter
2014 B/(W)
2013 2013 2014
Sales $1,247 $1,332
Adj. EBITDA $136 $147
% Margin 10.9% 11.0%
(Dollars in Millions)
7%
8%
Climate 2
nd
Quarter 2014 Sales and Adjusted EBITDA up 7% and 8%, Respectively –
HVCC Share Price Has Increased 42% in 2014
Financial Results – Climate PG
(1)
HVCC 2014 Stock Price Performance
10 bps
HVCC
+42%
S&P 500
+8%
Please see appendix for important disclosures regarding “Use of Non-GAAP Financial Information”
(1)  Represents total Climate product group.  Includes non-HVCC, legacy plants.

Awards Since
January Auto
Conference
2014E
2015E
2016E

$350
$850
New Wins
Gross Rewins

7% CAGR
$4.7B
~$6B
2013
2017E

Robust Growth: 7%+ Sales CAGR for HVCC
(Dollars in Millions)
$680 Million 2014-2016 Backlog Helps Drive 7% Sales CAGR Between 2013 and 2017
Building New Plants Strong Backlog
Please see appendix for important disclosures regarding “Use of Non-GAAP Financial Information”
Winning New Business Driving Strong Sales Growth
$680 million backlog (incremental new booked business
net of lost business that will launch during the next three
years) with additional incremental awards won during Q1
2014 that will launch in 2016
$1.2 billion in new
business wins and
rewins awarded in
2013:
– New Wins:
~$350M
– Gross Rewins:
~$850M
Location Region Launch Overview
Guadalajara Mexico Q1 2014 • New plant
Jiangsu Province China Q1 2014 • New plant
Atibaia Brazil Q2 2014 • New plant
Chongqing China Q3 2014 • Expansion
Queretaro Mexico Q3 2014 • New plant
Gujarat India Q4 2014 • New plant
Togliatti Russia Q2 2015 • Expansion
Daejeon S. Korea Q4 2015 • Expansion

Driving Higher Margins
Driving 12%+ Adjusted EBITDA Margins by 2017
Please see appendix for important disclosures regarding “Use of Non-GAAP Financial Information”
150 bps+ in margin enhancements from
2013 through 2017 (200 bps+ since 2012),
driven by:
–
Leveraging fixed costs on growing sales
–
Reducing dependence on Korea
manufacturing base
–
Launching new products
–
Restructuring underperforming facilities,
including non-HVCC legacy
–
Material and manufacturing efficiencies
–
Further administrative shift to low-cost
countries
–
Note: Exchange rate movements may
positively or negatively impact this target
+
Climate Product Group Adjusted EBITDA Margins
10.0%
10.6%
12.0%
2012 2013 2017E

HVCC: Positioned for Growth
Please see important disclosures regarding “Forward Looking Information“
#2 automotive climate company in the world
One of only two “full-line” suppliers
Customer-focused solutions provider with a worldwide presence
Recognized portfolio of innovative products and technologies
Gaining share in growing markets
$680 million backlog supports 7% global sales CAGR through 2017
Driving 12%+ Adjusted EBITDA margins by 2017
A World-Class Global Technology and Innovation Leader,
with a Strong Track Record of Growth

Strictly Private and Confidential August 2014 Second-Quarter 2014 Results Strictly Private and Confidential

2014 Financial Results
Please see appendix for important disclosures regarding “Forward
Looking Information“ and “Use of Non-GAAP Financial Information”
Discontinued Operations: Beginning in Q2
2014, Visteon began reporting the majority of
the Interiors business as discontinued
operations in our financial statements
– Prior periods have been recast to conform to
this presentation
– On an annual basis, reduces Visteon sales
by approximately $1 billion
Other Product Group: Certain interiors
legacy operations still subject to divestiture or
wind-down activities are reflected as the
“Other” product group in our segment reporting
Full-Year 2014 Guidance has been updated for
five key items:
– Discontinued
Operations:
Reflects
majority of Interiors product group
– Sale of
Interiors:
Expect sale of business
to close by year-end 2014
– Acquisition of JCI
Electronics:
Will be
consolidated in Visteon Electronics effective
July 1, 2014
– Acquisition of Thermal & Emissions
(T&E) Division of Cooper Standard:
Consolidated in Q3 2014
– Pension Annuitization: Elimination of
amortization gain related to certain pension
assets beginning on August 1, 2014
Q2 2014 results and Full-Year 2014 Guidance include the following items:
Q2 2014 Results Full-Year 2014 Guidance

Visteon

Continuing Operations

Including Disc. Ops.

First-Half 2014 Key Financials *
First-Half
2013 2014
Sales $3,196 $3,500
Adjusted Gross Margin
$313 $374
Adjusted SG&A
$140 $159
Adjusted EBITDA
(Ex. Disc Ops)
$292 $336
Adjusted EBITDA
(Incl. Disc Ops)
$304 $363
Adjusted EPS $3.43 $2.33
Free Cash Flow $44 $0
Adjusted Free Cash Flow $97 $46
(Dollars in Millions)
9.8%
4.4%
10.7%
4.5%
* All items above except Sales are non-GAAP measures.  Please see appendix for definitions and important disclosures regarding “Use of Non-GAAP Financial Information”
9.1% 9.6%

Climate Summary
(Dollars in Millions)
Adjusted EBITDA (excluding Equity Income / NCI)
$125 $136 $114 $139 $117 $147
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Q2 and YTD 2014 Climate Adjusted EBITDA Both Increased Year-over-Year,
Despite Unfavorable Currency Impacts of $10 Million and $28 Million, Respectively –
Increase Driven by New Business Wins and $12 Million Customer Settlement in Q2 2014
Sales Q2 YTD
2014 Actual $1,332 $2,600
2013 Actual 1,247 2,475
2014 B/(W) 2013 $85 $125
Key Drivers
Volume / Mix $70 $131
Currency 28 30
Customer Agreements 12 11
Other Changes (25) (47)
Total $85 $125
Adjusted EBITDA Q2 YTD
2014 Actual $147 $264
2013 Actual 136 261
2014 B/(W) 2013 $11 $3
Key Drivers
Volume / Mix $8 $12
Currency (10) (28)
Product Development Costs - (1)
Customer Agreements 12 11
Business Equation 1 9
Total $11 $3
Selected Financial Metrics Year-over-Year Performance
$1,332
$1,268 $1,265
$1,131
$1,247
$1,228
11.0%
9.2%
11.0%
10.1% 10.9%
10.2%
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
Sales
Adj. EBITDA Margin (ex. Eq. Inc. / NCI)

Electronics Summary
(Dollars in Millions)
Adjusted EBITDA (excluding Equity Income / NCI)
$26 $30 $27 $38 $57 $50
Please see appendix for important disclosures regarding “Forward Looking Information“
and “Use of Non-GAAP Financial Information”
Q2 2014 Electronics Adjusted EBITDA was $50 Million, $20 Million Higher than Q2 2013 –
Year-over-Year Increase Largely Explained by Consolidation of YFVE
Sales Q2 YTD
2014 Actual $443 $882
2013 Actual 354 719
2014 B/(W) 2013
$89 $163
Key Drivers
Volume / Mix $16 $14
YFVE Consolidation 79 166
Currency 2 (2)
Customer Agreements (1) (1)
Other Changes (7) (14)
Total $89 $163
Adjusted EBITDA Q2 YTD
2014 Actual $50 $107
2013 Actual 30 56
2014 B/(W) 2013
$20 $51
Key Drivers
Volume / Mix $3 $4
YFVE Consolidation 16 43
Currency 4 6
Product Development Costs (5) (4)
Customer Agreements (1) (1)
Business Equation 3 3
Total $20 $51
Selected Financial Metrics
Year-over-Year Performance
Sales
Adj. EBITDA Margin (ex. Eq. Inc. / NCI)
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
$443
$439
$396
$340
$354
$365
7.1%
8.5%
7.9%
9.6%
13.0%
11.3%

2014 Guidance
Please see important disclosures regarding “Forward Looking Information“ and
“Use of Non-GAAP Financial Information”
Mid-Point of Guidance
Midpoint
Guidance
Product Sales $7.6 B
Adjusted EBITDA (ex. Eq Inc / NCI)
Including Discontinued Operations $715 M
Excluding Discontinued Operations $690 M
Free Cash Flow
(1)
Free Cash Flow $0 M
Adjusted Free Cash Flow
(ex. Restructuring and Transaction-Related)
$145 M
Adjusted EPS
Including Discontinued Operations N/A
Excluding Discontinued Operations (2) $3.30
(1) Includes amounts associated with discontinued operations.
(2) Includes estimated purchase accounting impacts related to JCI Electronics.
(3) Discontinued operations contributed $27 million in 1    half 2014 and are expected to contribute $25 million for the full year.
(3)
st

Preliminary 2015 Guidance
Please see important disclosures regarding “Forward Looking Information“ and
“Use of Non-GAAP Financial Information”
2014
Midpoint
Guidance
Preliminary
2015
Guidance
Product Sales $7.6 B $8.5-8.7 B
Adjusted EBITDA (ex. Eq Inc / NCI)
Including Discontinued Operations $715 M
Excluding Discontinued Operations $690 M $780-820 M
Preliminary 2015 Adjusted EBITDA Guidance of $780-820 Million
Key Assumptions:
Complete sale of all Interiors operations by year-end 2014
Currency:
– Korean Won: 1,040
– Euro: $1.32

Preliminary 2015 Guidance vs. 2014 Guidance
$7.6B
$8.6B
2014 Guidance
Volume, Net
New Business,
Currency
and Pricing
2015 Guidance
$0.8B $0.3B
$715M
$800M
2014 Guidance 2015 Guidance
Add: Volume, Net New Business,
Currency, Net Cost Performance, and
Acquisitions (½ Year of JCI Electronics
and T&E Cooper Standard)
($0.1B)
Remove:
Interiors Operations
That Were Not
Included in Disc Ops
Add: ½ Year
of JCI Electronics and
T&E Cooper Standard
$690M
$115M ($25M)
Remove:
Interiors
Disc Ops
incl.
Disc.
Ops.
ex.
Disc.
Ops
($5M)
Remove:
Interiors Ops
That Were Not
Included in
Disc Ops
Sales
Adjusted EBITDA

August 2014 Appendix Strictly Private and Confidential

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to:
Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update.  The financial results presented herein are preliminary and unaudited; final financial results will be included in the company's Quarterly Report on Form 10-Q for the quarter ended June 30,
2014.  New business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.
conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford's and Hyundai-Kia’s vehicle production volumes, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest;
our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms;
our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated;
our ability to satisfy pension and other post-employment benefit obligations;
our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis;
general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations;
increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and
those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December
31, 2013).
Forward-Looking Information

Because not all companies use identical calculations, Adjusted Gross Margin, Adjusted
SG&A, Adjusted Equity in Net Income of Non-Consolidated Affiliates, Adjusted EBITDA,
Adjusted Net Income, Adjusted EPS, Free Cash Flow and Adjusted Free Cash Flow used throughout this presentation may not be comparable to other similarly titled measures of other companies.
In order to provide the forward-looking non-GAAP financial measures for full-years 2014 and 2015, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides.  The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.
Use of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information
Sales
The Company defines Adjusted
Gross Margin as gross margin,
adjusted to eliminate the
impacts of employee
severance, pension
settlements, other non-
operating costs and stock-
based compensation expense.
Adjusted Gross Margin
The Company defines Adjusted
SG&A as SG&A, adjusted to
eliminate the impacts of
employee severance, pension
settlements, other non-
operating costs and stock-
based compensation expense.
Adjusted SG&A
Adjusted Equity in Net Income of Non-Consolidated Affiliates
2013 2014
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr
Net sales, products $1,586 $1,610 $1,484 $1,691 $6,371 $1,718 $1,782
2013 2014
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr
Gross margin $150 $163 $135 $190 $638 $179 $194
Less:
Employee severance, pension settlements and other - - - - - - (1)
YFVE inventory step-up - - - (4) (4) - -
Subtotal $0 $0 $0 ($4) ($4) $0 ($1)
Adjusted gross margin $150 $163 $135 $194 $642 $179 $195
2013 2014
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr
SG&A $73 $77 $73 $89 $312 $81 $84
Less:
Employee severance, pension settlements and other - - - - - - -
Stock-based compensation expense 6 4 4 3 17 3 3
Subtotal $6 $4 $4 $3 $17 $3 $3
Adjusted SG&A $67 $73 $69 $86 $295 $78 $81
2013 2014
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr
Equity in Net Income of Non-Consolidated Affiliates $44 $42 $48 $79 $213 $2 $11
Less: Equity in gains of non-consolidated affiliates - - - 29 29 - -
Less: Amortization of gains - (3) (1) (1) (5) - -
Subtotal $0 ($3) ($1) $28 $24 $0 $0
Adjusted Equity in NI of Non-Consolidated Affiliates $44 $45 $49 $51 $189 $2 $11

Reconciliation of Non-GAAP Financial Information
(cont’d)
Adjusted EBITDA
Free Cash Flow and Adjusted Free Cash Flow
(1)
(1) Includes amounts associated with discontinued operations.
2013 2014 2014 FY Guidance 2015 FY Guidance 2017 FY Guidance
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr Low-end High-end Low-end High-end Mid-point
Adjusted EBITDA (ex. Discontinued Operations) $143 $149 $126 $164 $582 $161 $175 $675 $705 $780 $820 $1,000
Discontinued Operations (2) 14 2 4 18 9 18 25 25 - - -
Adjusted EBITDA (incl. Discontinued Operations) $141 $163 $128 $168 $600 $170 $193 $700 $730 $780 $820 $1,000
Adjusted equity in net inc. of non-consol. affiliates (44) (45) (49) (51) (189) (2) (11) (10) (10) (20) (20) (25)
14 20 17 30 81 28 26 115 115 130 130 170
1 1 - 2 4 1 (12) (10) (10) - - -
Interest expense, net 10 8 9 11 38 8 6 30 30 35 35 45
Provision for income taxes (3) 39 18 63 117 31 41 135 135 155 155 205
Depreciation and amortization 60 59 60 56 235 60 61 260 260 290 290 315
Restructuring expense 19 2 10 5 36 1 13 30 30 50 50 -
Equity investment gain - - - (29) (29) - - - - - - -
Gain on YFV Transaction - - - (465) (465) - - - - - - -
Other income and expense 11 (3) 5 14 27 6 37 65 65 30 30 -
Other non-operating costs, net - 3 1 5 9 - 1 25 25 5 5 -
Stock-based compensation expense 6 4 4 3 17 3 3 15 15 15 15 15
(2) 10 10 11 29 15 10 25 25 - - -
- - - - - - 173 350 350 - - -
Net Income (loss) attributable to Visteon $69 $65 $43 $513 $690 $19 ($155) ($330) ($300) $90 $130 $275
2013 2014 2014 FY Guidance
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr Low-end High-end
Cash from (used by) operating activities $122 $36 $21 $133 $312 $96 $31 $300 $340
Less:  Capital expenditures 63 51 50 105 269 52 75 320 320
Free cash flow $59 ($15) ($29) $28 $43 $44 ($44) ($20) $20
Reconciliations to Adjusted Free Cash Flow (ex. Restructuring and Transaction-Related Cash)
Free cash flow $59 ($15) ($29) $28 $43 $44 ($44) ($20) $20
Exclude: Restructuring cash payments 15 11 14 8 48 10 12 95 95
Exclude: Transaction-related cash 21 6 14 100 141 10 14 50 50
Adjusted free cash flow $95 $2 ($1) $136 $232 $64 ($18) $125 $165
Noncontrolling interests - Continuing Operations
Noncontrolling interests - Discontinued Operations
Discontinued Operations - Non-EBITDA Items
Discontinued Operations - Loss on Interiors Sale

Reconciliations of Adjusted Net Income, Earnings per Share
and Adjusted Earnings per Share
(1) The effect of certain common stock equivalents including warrants, performance-based share units, and stock options were excluded from the computation of weighted-average diluted shares outstanding as inclusion of such items would be anti-dilutive.
(1)
2013 2014 2014 FY Guidance
(Dollars and Shares in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr Low-end High-end
Net income (loss) attributable to Visteon $69 $65 $43 $513 $690 $19 ($155) ($330) ($300)
Average shares outstanding, diluted 51.9 50.5 50.4 49.7 51.1 49.6 46.2 47.0 47.0
Earnings per share $1.33 $1.29 $0.85 $10.32 $13.50 $0.38 ($3.35) ($7.02) ($6.38)
Memo: Items Included in Net income (loss) attributable to Visteon
Restructuring expense (19) (2) (10) (5) (36) (1) (13) (30) (30)
Equity investment gains - - - 29 29 - - - -
Gain on YFV Transaction - - - 465 465 - - - -
Accelerated D&A - - - - - - (3) (10) (10)
Other income and expense (11) 3 (5) (14) (27) (6) (37) (65) (65)
Other non-operating costs, net - (4) (1) (5) (10) - (1) (25) (25)
Taxes related to YFV transaction - - - (51) (51) - - - -
Subtotal ($30) ($3) ($16) $419 $370 ($7) ($54) ($130) ($130)
Discontinued Ops. - Restructuring / Other Inc. / (Exp.) (6) (3) - (2) (11) (5) (9) (15) (15)
Discontinued Ops. - Loss on Interiors Sale - - - - - - (173) (350) (350)
Total ($36) ($6) ($16) $417 $359 ($12) ($236) ($495) ($495)
Memo: Discontinued Operations Net Income Build-up
Discontinued Ops. - Adjusted EBITDA (2) 14 2 4 18 9 18 25 25
Discontinued Ops. - D&A / Interest / Taxes / NCI 7 (8) (10) (11) (22) (11) 11 - -
Discontinued Ops. - Adjusted Net Income $5 $6 ($8) ($7) ($4) ($2) $29 $25 $25
Discontinued Ops. - Restructuring / Other Inc. / (Exp.) (6) (3) - (2) (11) (5) (9) (15) (15)
Discontinued Ops. - Loss on Interiors Sale - - - - - - (173) (350) (350)
Discontinued Ops. - Net Income ($1) $3 ($8) ($9) ($15) ($7) ($153) ($340) ($340)
Memo: Adjusted EPS (Including Discontinued Operations)
Net income (loss) attributable to Visteon $69 $65 $43 $513 $690 $19 ($155) ($330) ($300)
Items in net income (loss) attributable to Visteon (36) (6) (16) 417 359 (12) (236) (495) (495)
Adjusted net income (loss) $105 $71 $59 $96 $331 $31 $81 $165 $195
Average shares outstanding, diluted 51.9 50.5 50.4 49.7 51.1 49.6 47.5
Adjusted earnings per share (inc. Disc. Ops.) $2.02 $1.41 $1.17 $1.93 $6.48 $0.63 $1.71
Memo: Adjusted EPS (Excluding Discontinued Operations)
Adjusted net income (loss) $105 $71 $59 $96 $331 $31 $81 $165 $195
Discontinued Ops. - Adjusted Net Income 5 6 (8) (7) (4) (2) 29 25 25
Adjusted net income (loss) - ex. Disc. Ops $100 $65 $67 $103 $335 $33 $52 $140 $170
Average shares outstanding, diluted 51.9 50.5 50.4 49.7 51.1 49.6 47.5 47.0 47.0
Adjusted earnings per share (ex. Disc. Ops.) $1.93 $1.29 $1.33 $2.07 $6.56 $0.67 $1.09 $2.98 $3.62

Adjusted EPS Year-over-Year
(Dollars and Shares in Millions)
Q1 Q2
2014 Actuals $0.63 $1.71
2013 Actuals 2.02 1.41
2014 B/(W) Than 2013 ($1.39) $0.30
Impact Impact 1st Quarter 2nd Quarter
Explanation of Change On EPS On EPS 2013 2014 B/(W) 2013 2014 B/(W)
One-time Tax Adjustment ($1.04) - $54 - ($54) - - -
Equity In Affiliates (0.81) (0.61) 44 2 (42) 42 11 (31)
Non-Controlling Interest (0.27) 0.14 (15) (29) (14) (21) (14) 7
YFVE Net Income (ex. NCI) 0.33 0.18 - 17 17 - 9 9
Change in Shares 0.03 0.10
Other 0.37 0.50
Total ($1.39) $0.30
Adjusted EPS

Cash Flow / Cash / Debt
(1)
(Dollars in Millions)
(1) Includes amounts associated with discontinued operations.
Q2
2014
Q2 YTD
2014
Adjusted EBITDA (incl. disc. ops.) $193 $363
Trade Working Capital (98) (75)
Dividends from Non-Consolidated JVs 18 18
Cash Taxes (45) (70)
Interest Payments (18) (21)
Restructuring / Transaction Payments (26) (46)
Other Changes 7 (42)
Cash from Operations $31 $127
Capital Expenditures
(75) (127)
Free Cash Flow ($44) $0
Restructuring 12 22
Transaction-Related Professional Fees 14 24
Memo: Adjusted Free Cash Flow
($18) $46
6/30/14
Cash ex. HVCC $1,091
HVCC Cash 334
Total Cash $1,425
Debt ex. HVCC 651
HVCC Debt 309
Total Debt $960
Net Cash $465
Visteon Leverage
LTM Adjusted EBITDA $659
Debt / Adj. EBITDA 1.5x
Net Debt / Adj. EBITDA N/M
YTD 2014 Adjusted Free Cash Flow is $46 Million –
Net Cash Position of $465 Million
Free Cash Flow Visteon Cash and Debt

Adjusted EBITDA by Product Group
Q2 2014 Product Group Adjusted EBITDA
(Dollars in Millions)
Climate Electronics Other Central / Elims Total
Sales $1,332 $443 $32 ($25) $1,782
Adjusted EBITDA Build-up
Adjusted Gross Margin $135 $64 ($4) - $195
Adjusted SG&A (37) (25) (1) (18) (81)
D&A 49 11 1 -
Adjusted EBITDA (ex. Disc. Ops.) $147 $50 ($4) ($18) $175
% 11.0% 11.3% (12.5%) N/M 9.8%
Discontinued Operations - - - 18 18
Adjusted EBITDA (incl. Disc. Ops.) $147 $50 ($4) - $193
61

Reconciliation of Climate Financial Information
Climate
2013 2014
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr YTD
Product Sales $1,228 $1,247 $1,131 $1,265 $4,871 $1,268 $1,332 $2,600
Gross Margin $112 $121 $98 $134 $465 $105 $134 $239
Other Non-Operating - - - - - - (1) (1)
Adjusted Gross Margin $112 $121 $98 $134 $465 $105 $135 $240
% of Sales 9.1% 9.7% 8.7% 10.6% 9.5% 8.3% 10.1% 9.2%
SG&A
Product Line Specific and Allocated SG&A (36) (35) (34) (41) (146) (35) (37) (72)
Employee Charges / Corp Severance - - - - - - - -
Adjusted SG&A ($36) ($35) ($34) ($41) ($146) ($35) ($37) ($72)
Adjusted EBITDA
Adjusted Gross Margin $112 $121 $98 $134 $465 $105 $135 $240
Adjusted SG&A (36) (35) (34) (41) (146) (35) (37) (72)
Exclude D&A 49 50 50 46 195 47 49 96
Adjusted EBITDA (excl. Equity in Affil., NCI) $125 $136 $114 $139 $514 $117 $147 $264
% of Sales 10.2% 10.9% 10.1% 11.0% 10.6% 9.2% 11.0% 10.2%

Reconciliation of Electronics Financial Information
Electronics
2013 2014
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr YTD
Product Sales $365 $354 $340 $396 $1,455 $439 $443 $882
Gross Margin $37 $41 $37 $45 $160 $73 $64 $137
Employee Charges / Corp Severance - - - - - - - -
YFVE Inventory Step-Up - - - (4) (4) - - -
Adjusted Gross Margin $37 $41 $37 $49 $164 $73 $64 $137
% of Sales 10.1% 11.6% 10.9% 12.4% 11.3% 16.6% 14.4% 15.5%
SG&A
Product Line Specific and Allocated SG&A (18) (18) (18) (20) (74) (27) (25) (52)
Employee Charges / Corp Severance - - - - - - - -
Adjusted SG&A ($18) ($18) ($18) ($20) ($74) ($27) ($25) ($52)
Adjusted EBITDA
Adjusted Gross Margin $37 $41 $37 $49 $164 $73 $64 $137
Adjusted SG&A (18) (18) (18) (20) (74) (27) (25) (52)
Exclude D&A 7 7 8 9 31 11 11 22
Adjusted EBITDA (excl. Equity in Affil., NCI) $26 $30 $27 $38 $121 $57 $50 $107
% of Sales 7.1% 8.5% 7.9% 9.6% 8.3% 13.0% 11.3% 12.1%

Reconciliation of Other Financial Information
Other
2013 2014
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr YTD
Product Sales $47 $52 $44 $50 $193 $39 $32 $71
Gross Margin $1 $1 - $11 $13 $1 ($4) ($3)
Employee Charges / Corp Severance - - - - - - - -
Adjusted Gross Margin $1 $1 - $11 $13 $1 ($4) ($3)
% of Sales 2.1% 1.9% 0.0% 22.0% 6.7% 2.6% (12.5%) (4.2%)
SG&A
Product Line Specific and Allocated SG&A (4) (5) (2) 1 (10) (2) (1) (3)
Employee Charges / Corp Severance - - - - - - - -
Adjusted SG&A ($4) ($5) ($2) $1 ($10) ($2) ($1) ($3)
Adjusted EBITDA
Adjusted Gross Margin $1 $1 - $11 $13 $1 ($4) ($3)
Adjusted SG&A (4) (5) (2) 1 (10) (2) (1) (3)
Adjusted D&A 1 1 1 - 3 1 1 2
Adjusted EBITDA (excl. Equity in Affil., NCI) ($2) ($3) ($1) $12 $6 - ($4) ($4)
% of Sales (4.3%) (5.8%) (2.3%) 24.0% 3.1% 0.0% (12.5%) (5.6%)

Reconciliation of Central (Including Discontinued Ops)
Central (Including Discontinued Operations)
2013 2014
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr YTD
Product Sales ($54) ($43) ($31) ($20) ($148) ($28) ($25) ($53)
Gross Margin - - - - - - - -
Adjustments - - - - - - - -
Adjusted Gross Margin - - - - - - - -
% of Sales 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
SG&A
Product Line Specific and Allocated SG&A (15) (19) (19) (29) (82) (17) (21) (38)
Employee Charges / Corp Severance - - - - - - - -
Equity Based Incentive Comp 6 4 4 3 17 3 3 6
Adjusted SG&A ($9) ($15) ($15) ($26) ($65) ($14) ($18) ($32)
Adjusted EBITDA
Adjusted Gross Margin - - - - - - - -
Adjusted SG&A (9) (15) (15) (26) (65) (14) (18) (32)
Exclude D&A 3 1 1 1 6 1 - 1
Adjusted EBITDA (excl. Equity in Affil., NCI) ($6) ($14) ($14) ($25) ($59) ($13) ($18) ($31)
% of Sales 11.1% 32.6% 45.2% 125.0% 39.9% 46.4% 72.0% 58.5%
Discontinued Operations (2) 14 2 4 18 9 18 27
Adjusted EBITDA (incl. Disc Ops) ($8) $0 ($12) ($21) ($41) ($4) $0 ($4)

U.S. NOL Overview
U.S. NOL development
– Pre-emergence NOL of $1.1 billion, of which approximately $120 million can be used per year beginning in late 2015
– We anticipate between $100 and $200 million of post-emergence NOLs at the end of 2014 post the YFV transaction
– We anticipate the exit of our Interiors business will generate between $150 and $200 million in additional NOLs
Using Post-Emergence Attributes, Including Foreign Tax Credits, Visteon Could Shield
as Much as $350-$500 Million of Gains Related to a Potential Sale of HVCC Shares –
In Addition, Visteon Could Shield up to $200 Million of
Additional Gains Related to a Sale of Our Interiors Business
NOLs Excluding Potential NOLS
Related to Interiors Divestiture
U.S. Post-Emergence NOLs ($M)
Low High
Estimated 12/31/2013 Post-Emergence NOL Balance $350 $450
YFV Sale Impact (350) (350)
Additional NOLs Expected in 2014 100 100
Estimated 12/31/2014 Post-Emergence NOL Balance $100 $200
Note: Above Balances Exclude Post-Emergence Foreign Tax Credits
Note: Does not include impacts of Interiors divestiture or JCI Electronics acquisition.

Second-Quarter 2014 Financial Results – U.S. GAAP
Second Quarter
(Dollars in Millions)
2013 2014
Product Sales $1,610 $1,782
Gross Margin $163 $194
SG&A $77 $84
Net Income / (Loss)
Attributable to Visteon
$65 ($155)
Diluted EPS $1.29 ($3.35)
Cash from Operations
(1)
$36 $31
Capital Expenditures
(1)
$51 $75
(1) Includes amounts associated with discontinued operations.

www.visteon.com Page 45